                                                                 EXHIBIT 10.34

                   SECOND AMENDMENT TO AMENDED AND RESTATED
                         LOAN AND SECURITY AGREEMENT

          THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") is made and entered into this 9th day of February, 1998, by and between BWBH, Inc., a Delaware corporation, BWCC, INC., a Delaware corporation, MILLSITE 27, INC., a Delaware corporation, SILVER HAWK CASINO, INC., a Delaware corporation, each with its chief executive office located at 12596 West Bayaud Avenue, Suite 450, Lakewood, Colorado 80228 (individually and collectively, jointly and severally, "Borrower" or "Borrowers") and FOOTHILL CAPITAL CORPORATION, a California corporatio, with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333 ("Foothill"), and is made with reference to the following facts:

                              W I T N E S S E T H:

     WHEREAS, on or about November 1, 1995, Foothill and the above referenced Borrowers entered into that certain Loan and Security Agreement which provided for borrowings from time to time and pledges of various security interests to secure the repayments of such borrowings, all on the terms and conditions set forth therein, which such Loan and Security Agreement was amended by that certain Amendment Number One dated December 4, 1995, that certain Amendment Number Two dated January 24, 1996, and that certain Amendment Number Three dated April 11, 1996; and

     WHEREAS, pursuant to Amendment Number Three, the Loan and Security Agreement was amended, with court approval, to permit the borrowings to be made by each Borrower, as a debtor-in-possession; and

     WHEREAS, pursuant to court order, Plans of Reorganization were confirmed, and those Borrowers which were subject to bankruptcy proceedings became re-vested debtors; and

     WHEREAS, on or about June 6 and 7, 1996, Foothill and Borrowers entered into that certain Amended and Restated Loan and Security Agreement which provided for borrowings from time to time and pledges of various security interests to secure the repayments of such borrowings, all on the terms and conditions set forth therein; and

     WHEREAS, on or about September 9, 1996, Borrowers and Foothill entered into that certain letter agreement with respect to the Amended and Restated Loan and Security Agreement (which such Amended and Restated Loan and Security Agreement, as amended by the terms of the letter agreement, is hereinafter referred to as the Loan Agreement"); and

     WHEREAS, Borrowers and Foothill desire to amend the Loan Agreement on the terms and conditions, more specifically set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. The definition of Black Hawk Lease in Section 1.1 shall be amended by deleting the period at the end thereof, and adding the following:

          ", and (ii) Lease ("Branecki Lease") dated July 10, 1991 by and between Elizabeth Branecki ("Branecki") and KDL by which Branecki leased to KDL the premises located at 135 Gregory Street, Black Hawk, Colorado, as modified by that certain Agreement dated March 16, 1994, whereby KDL assigned all of its interest in and to the Branecki Lease to Pioneer; and

          (iii) Lease dated March 15, 1994 by and between KDL and
          Pioneer by which KDL leased to Pioneer the premises located at 131 Gregory Street, Black Hawk, Colorado; and

          (iv) Lease ("Smith Lease") dated March 17, 1992 by and between Edward E. Smith and Shirley J. Smith (collectively, "Smith") and Wild Card Casino, Inc., a Colorado corporation ("Wild Card") by which Smith leased to Wild Card the premises located at 125 Gregory Street, Black Hawk, Colorado. The Smith Lease was assigned by Wild Card to Pioneer Group, Ltd, a Nevada Corporation ("Pioneer Group") by assignment dated March 24, 1992, and further assigned by Pioneer Group to Pioneer by an assignment dated June 9, 1992. The Smith Lease was amended by: (x) that certain Agreement and Amendment to Lease dated June 19, 1992, (y) that certain Second Agreement and Amendment to Lease dated May 17, 1993 and (z) that certain Third Agreement and Amendment to Lease dated May 1, 1994; and

          (v) Agreement dated January 1, 1995 ("Secarus Agreement') by and between Secarus, Inc. and Pioneer, as amended, covering certain security and surveillance equipment. The security deposit paid to Secarus, Inc. under the Secarus Agreement was $16,752.00.

          2.  There shall be added a new definition to Section 1.1, as follows:

          "MILLSITE CONSTRUCTION RESERVE means, as of the date of any determination, an amount equal to amounts claimed to be owing by mechanics or materialmen, which can, through the operation of law or the passage of time, serve as a prior security interest in any of the Collateral."

          3. There shall be added a new definition to Section 1.1, as follows:

          "PIONEER ASSET PURCHASE means the acquisition by BWBH, INC. of the "Assets" (as defined in the Pioneer Asset Purchase Agreement) of Pioneer Associated Limited Liability Company, a Nevada limited liability company ("Pioneer"), pursuant to the Pioneer Asset Purchase Agreement, which such assets concern the business operations commonly known as "Bronco Billy's."

          4.  There shall be added a new definition to Section 1.1 as follows:

          "PIONEER ASSET PURCHASE AGREEMENT means that certain Asset Purchase Agreement dated as of December 10, 1997 originally entered into between Colorado Gaming & Entertainment Co., a Delaware corporation and Pioneer Associated Limited Liability Company, the rights and liabilities of Colorado Gaming &

          Entertainment Co. of which were transferred to BWBH, whereby Borrower acquires the Assets, as defined therein."

          5. Section 2.1(a) is amended by adding the phrase "and the Millsite Construction Reserve" at the end thereof.

          6. Section 2.1(c) is deleted in its entirety and the following substituted in its place and stead:

          "(c) Pioneer Asset Purchase Facility. An advance to Borrowers in an amount not to exceed Five Million Dollars ($5,000,000), to enable Borrower to consummate its obligations under the Pioneer Asset Purchase Agreement, to construct tenant improvements on the site which is the subject of the Pioneer Asset Purchase Agreement, and for no other purpose."

          7. Section 2.3(c) is deleted in its entirety and the following substituted in its place and stead:

          "(c) The principal balance of the amount advanced under the Pioneer Asset Purchase Facility shall be repaid by Borrowers in equal monthly installments, amortized over a sixty (60) month term, commencing on the first day of the third full month after the advance is made and continuing on the first day of each month thereafter, until the sums so advanced are paid in full, or this Agreement is terminated pursuant to the terms hereof."

          8. There shall be added a new Section 6.20 as follows:

          "6.20 REGULATORY APPROVALS. Within ninety (90) days of the first advance made pursuant to Section 2.1(c), Borrower shall obtain final gaming regulatory approvals for its expansion of the facilities which are the subject of the Black Hawk Lease."

          9. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

          10. Except as expressly modified herein, the Loan Agreement remains in full force and effect and is reaffirmed by the parties hereto.

                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation


                                        By  /s/ J. P. VANDENBERGH
                                           -----------------------------------
                                        Title:  VICE PRESIDENT



                                        BWBH, Inc.,
                                        a Delaware corporation


                                        By  /s/ ALAN L. MAYER
                                           -----------------------------------
                                        Title:  VICE PRESIDENT AND SECRETARY


                                        BWCC, Inc.,
                                        a Delaware corporation


                                        By  /s/ ALAN L. MAYER
                                           -----------------------------------
                                        Title:  VICE PRESIDENT AND SECRETARY


                                        MILLSITE 27, INC.,
                                        a Delaware corporation


                                        By  /s/ ALAN L. MAYER
                                           -----------------------------------
                                        Title:  VICE PRESIDENT AND SECRETARY


                                        SILVER HAWK CASINO, INC.,
                                        a Delaware corporation


                                        By  /s/ ALAN L. MAYER
                                           -----------------------------------
                                        Title:  VICE PRESIDENT AND SECRETARY